UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 27, 2007

                       HUNGARIAN TELEPHONE AND CABLE CORP.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-11484                  13-3652685
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)          Identification No.)

                         1201 Third Avenue, Suite #3400
                         Seattle, Washington 98101-3034
                    (Address of Principal Executive Offices)

                                 (206) 654-0204
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure *

Hungarian Telephone and Cable Corp. ("HTCC") issued a press release today announcing the completion of the Invitel acquisition and the issuance of floating rate senior notes ("Notes") by HTCC Holdco II, B.V., which is a company incorporated under the laws of the Netherlands and a subsidiary of HTCC.



Item 9.01         Financial Statements and Exhibits*


                  (d)      Exhibits


                           99.1     Press release dated April 27, 2007.




* The information furnished under Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto under Item 9.01, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                       HUNGARIAN TELEPHONE AND CABLE CORP.



Date: April 27, 2007                             By:    /s/ Peter T. Noone
                                                       -------------------------
                                                       Peter T. Noone
                                                       General Counsel

                       HUNGARIAN TELEPHONE AND CABLE CORP.
                                  Exhibit Index



                Exhibit                  Description of Document
                Number
                 99.1                    Press Release dated April 27, 2007